EX 10.5
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO PROTERRA INC.IF PUBLICLY DISCLOSED.SUBJECT TO FED. R. EVID. 408

Amendment NO. 3
TO LEASE AGREEMENT
Lessor: G & T Properties, a limited partnership
Lessee:      Proterra Operating Company, Inc.,, a Delaware corporation formerly known as Proterra Inc.
Premises:     1815 & 1835 Rollins Road and 23 Broderick Road, Burlingame, CA 94010
Date: April 25, 2022
    This Amendment NO. 3 is made on April 25, 2022 by and between G & T Properties, a limited partnership (“Lessor”) and Proterra Operating Company, Inc., a Delaware corporation (“Lessee”).
Whereas Lessor and Lessee entered into a Lease Agreement dated April 23, 2015 for the premises described as ±34,400 square foot freestanding office/warehouse building and parking lot, but excluding Lessor’s storage/garage as shown by crosshatching Exhibit A, located at 1815 Rollins Road, Burlingame, CA, and was further amended with an Amendment NO. 1 dated January 30, 2018, and later amended by an Amendment NO. 2 dated June 18, 2019 which included an expansion of another building located at 1835 Rollins Road, a ±9,000 square foot freestanding office/warehouse building (as amended, the “Lease”).
Whereas, all provisions of the Lease are hereby confirmed as stated, except as specifically modified in the numbered paragraphs below which consist of both an extension of term on 1815 Rollins Road (but not 1835 Rollins Road) and an expansion of the premises to include 23 Broderick Road, a ±10,000 square foot freestanding office/warehouse building.
Now, therefore, Lessor and Lessee agree to the following provisions of this amendment:
1.New Premises & Term at 23 Broderick Road:
Effective June 1, 2022 or upon Lessor’s delivery of the premises, whichever is later, Lessee is expanding into another +/- 10,000 SF building owned by Lessor located at 23 Broderick Road for a period of three (3) years per the rent schedule below.
2. 23 Broderick Road Rent Schedule:

Period	Monthly Base Rent (NNN)
Months 1 – 12 Months 13 - 24 Month 25 – 5/31/2025	[***]* [***] [***]

*Base rent for the first full month shall be abated. For example, if the effective date of expansion is June 20, 2022, then Base Rent shall be abated from June 20, 2022 through July 19, 2022.

3.Fixed CAM for 23 Broderick Road:

Period	Monthly CAM
Months 1-12	[***]
Months 13-24	[***]
Month 25 – 5/31/2025	[***]

4.Extended Term for 1815 Rollins Road:
The term with respect to 1815 Rollins Road is hereby extended for a period of eight (8) months beyond its existing lease expiration date of September 30, 2024 and therefore a new expiration date of May 31, 2025. The base rent for this extension period shall be per the rent schedule below.
5. 1815 Rollins Road Rent for Extended Term:

Period	Monthly Base Rent (NNN)
10/01/2024 – 5/31/2025	[***]

6.Fixed CAM for 1815 Rollins Road Extended Term:

Period	Monthly CAM
10/1/2024 – 5/31/2025	[***]

7.Delivery Conditions for 23 Broderick Road:
Lessor will deliver the premises with a target date of June 1, 2022 in a professionally clean condition with all building systems in good working order. Lessor shall so deliver the premises no later than August 1, 2022. Lessor shall provide Lessee written notice on or before May 26, 2022 if delivery will not occur on June 1, 2022 and shall specify in such notice Lessor’s revised estimated delivery date.

8.Security Deposit:
Lessee shall provide Lessor a Security Deposit for the new premises located at 23 Broderick Road in the amount of [***].

9. 1835 Rollins Road:
No changes to the term for this leased premises; refer to Amendment NO.2. The term for 1835 Rollins Road expires on September 30, 2024.

10.Parking for 23 Broderick Road:
Lessee shall have the exclusive right to all parking located on the parcel.

11.Additional Parking:
Lessor shall continue to lease the Additional Parking Area set forth in Section 4 of Amendment No. 1 to Lessee, and Lessee shall continue to have the exclusive use of the additional parking set forth therein, at no cost through the remaining term of the Lease and through the new amended Lease Term (i.e., through May 31, 2025). Reference to “September 30, 2024” in Section 4 of Amendment No. 1 (as amended by Section 10 of Amendment No. 2) is hereby changed to “May 31, 2025”.

12.Agency/Disclosure and Commissions:
In this transaction JLL is representing both Lessor and Lessee and therefore a dual agent. Landlord shall pay JLL a leasing commission per a separate Listing agreement which states a 5% fee for years 1-5 on new transactions (23 Broderick Road) and 3% on Lease extensions (1815 Rollins Road); this total amount shall be split 50/50 between Procuring and Listing agents.
13.Controlling Instrument:

Except as set forth in this Amendment NO. 3 all terms and conditions of the original Lease, Amendment NO. 1 and Amendment NO. 2 shall remain unchanged and in full force and effect and shall govern all premises (1815 & 1835 Rollins Road and 23 Broderick Road).

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties to this Amendment have executed this Amendment NO. 3 as of the dates indicated below.

LESSOR:		LESSEE:
G & T Properties, a limited partnership		Proterra Operating Company, Inc.

By	/s/ Terrill Timberlake	By	/s/ Brian Miller
	Terrill Timberlake		Brian Miller

Date	5/5/2022	Date	5/3/2022

By	/s/Gary Guittard
Gary Guittard

Date	5/4/2022

For purposes of Section 11 of this Amendment No. 3, Guittard Chocolate Co, the fee simple owner of a portion of the Additional Parking Area, hereby represents, warrants and confirms that Lessor has the full right and authority to lease the Additional Parking Area to Lessee pursuant to this Amendment No. 3 for the remaining term (as amended). In the event Lessor’s right and authority to lease the Additional Parking Area to Lessee shall terminate for any reason, Lessee shall continue to have the right to lease the same from Guittard Chocolate Co. on a direct lease basis at no cost to Lessee through the remaining existing term of the Lease and through the new amended Lease term (i.e., through May 31, 2025). The representations and obligations of Guittard Chocolate Co. hereunder shall be binding upon its successors and assigns.

GUITTARD CHOCOLATE CO.

By: /s/ Gary Guittard
Print Name:Gary Guittard
Title:Partner